UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016

CELLULAR BIOMEDICINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36498	86-1032927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19925 Stevens Creek Blvd., Suite 100 Cupertino, California	95014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 973-7884

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

              Attached as Exhibits 99.1 and 99.2 to this Current Report is the form of presentation and poster session, respectively, that Cellular Biomedicine Group, Inc. (the “Company”) used in connection with the Company’s presentation of its developments of haMPC as a disease modifying therapy for Osteoarthritis patients, including a comparitive preclinical study on the efficiancy and biodistribution of autologous, allogeneic and xenogeneic adipose mesenchymal stem cells on osteoarthritis and interim three-month safety data for the Company’s Phase I clinical trial for AlloJoinTM Off-the-Shelf Allogeneic Stem Cell Therapy for Knee Osteoarthritis at the World Stem Cell Summit held in West Palm Beach, Florida on December 8, 2016.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

99.1         Presentation

99.2         Poster Session

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Biomedicine Group, Inc.

Date: December 8, 2016	By:	/s/ Bizuo (Tony) Liu
Bizuo (Tony) Liu Chief Financial Officer